Helping Build New York City—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York City

74	$1.9B	$8M	$4.8B	44,226
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (92% affordable)
26.2M	29,358	$2.7B	$370.0M	$5.7B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

311 WEST 42ND STREET

The HIT provided $50 million of financing for the new construction of the 330-unit, 311 West 42nd Street in Manhattan, creating an estimated 1,995,680 hours of union construction work.

PROJECT PROFILE:

BROOKLYN CROSSING

The HIT provided $100 million of financing for the new construction of the 858-unit Brooklyn Crossing, in Brooklyn, creating an estimated 3,881,830 hours of union construction work.

continued

Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other flgures are nominal.

Helping Build New York City—The Union Way	JUNE 2022

Betances Residence	1490 Southern Boulevard	Joseph P. Addabbo Family Health Center (Building America

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

— Gary LaBarbera, President

     Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY INVESTMENTS

		HIT Investment/Building		Construction
Project	Location	America NMTC Allocation	TDC	Work Hours
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
Betances Residence	Bronx	$52,000,000	$98,000,000	633,290
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
Brooklyn Crossing	Brooklyn	$100,000,000	$710,000,000	3,881,830
311 West 42nd Street	Manhattan	$50,000,000	$337,700,000	1,995,680
606 West 57th St. (2017 Bonds)	Manhattan	$20,000,000	$275,384,620	268,520
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
Hunter’s Point South Building A	Queens	$8,265,000	$232,950,050	392,120
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com